SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 29, 2004

ALLSCRIPTS HEALTHCARE SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-32085	36-4392754
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2401 Commerce Drive, Libertyville, Illinois	60048
(Zip Code)

Registrant’s telephone number, including area code 847-680-3515.

N/A

(Former name or former address, if changed since last report)

ITEM 5. Other Events and Required FD Disclosure.

On June 29, 2004, the registrant issued a press release announcing its intention to offer convertible debt in a private placement. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits:

99.1	Press Release issued June 29, 2004.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ALLSCRIPTS HEALTHCARE SOLUTIONS, INC.

Date: June 29, 2004	By:	/s/ William J. Davis
William J. Davis
Chief Financial Officer

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EXHIBIT INDEX

The following exhibits are filed herewith:

Exhibit No.
99.1	Press Release issued June 29, 2004.

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